Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

Teton Westwood Mighty MitesSM Fund

(“Mighty Mites Fund”)

Supplement dated January 3, 2022, to the Trust’s Summary Prospectus, Prospectus, and Statement of Additional Information, each dated January 28, 2021, as supplemented.

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”), and the Statement of Additional Information (the “SAI”), each dated January 28, 2021, of the Trust. Unless otherwise indicated, all other information included in the Summary Prospectus, the Prospectus and the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement shall have the meanings ascribed to such terms in the registration statement.

As of December 31, 2021, Adam Trivison is no longer an employee at GAMCO Investors, Inc. As a result, effective immediately, all references to Mr. Trivison as Portfolio Manager of the Mighty Mites Fund are deleted.

Hendi Susanto is being added to the portfolio management team of the Mighty Mites Fund as Portfolio Manager.

The following information will be added under the section “Management of the Funds – The Portfolio Managers” of the Prospectus:

Mr. Susanto joined Gabelli in 2007 as a research analyst. He currently covers the global technology industry, serves as a co-portfolio manager of the Gabelli Global Mini MitesTM Fund, and also is a member of the portfolio management team of three other funds within the Gabelli/GAMCO Fund Complex. Mr. Susanto received a B.S. degree summa cum laude, from the University of Minnesota, an M.S. degree from M.I.T, and an M.B.A. from the Wharton School of Business.

The following information will be added under the section “Management of the Funds – Management of Other Accounts” of the SAI:

EXCLUDES MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Hendi Susanto	Registered Investment Companies:	3	$4.6 billion	2	$4.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$3.3 million	0	$0

The following information will be added under the section “Management of the Funds – Ownership of Shares of the Fund” of the SAI:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Hendi Susanto	TETON Westwood Mighty Mites Fund	A

Please retain this Supplement with your Prospectus for future reference.